  Exhibit 32.1

CERTIFICATION

In connection with the Annual Report on Form 10-K of CBA Florida, Inc. (the “Company”) for the year ended December 31, 2018, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Anthony Snow, President and Principal Financial and Accounting Officer certify, pursuant to 18
U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company, as of, and for the periods presented in the Report.

Date: April 1, 2019	By:	/s/ Anthony Snow
	Name:	Anthony Snow
	Title:	President Principal Financial and Accounting Officer